Profit from operations	12 Months Ended
Dec. 31, 2017
Profit From Operations [Abstract]
Profit from operations

Notes on the Accounts continued

3 Profit from operations

Enumerated below are movements in costs that have impacted profit from operations in 2017, 2016 and 2015. These include changes in our underlying business performance, as well as the impact of adjusting items, as defined in note 1, in profit from operations (note 3(c), 3(d), 3(e), 3(f), 3(g), 3(h) and 3(i)).

(a) Employee benefit costs

	2017 £m	2016 £m	2015 £m

Wages and salaries	2,131	1,882	1,667

Social security costs	216	207	174

Other pension and retirement benefit costs (note 12)	215	101	138

Share-based payments - equity and cash-settled (note 25)	117	84	60

	2,679	2,274	2,039

(b) Depreciation, amortisation and impairment costs

		2017 £m	2016 £m	2015 £m

Intangibles	– amortisation and impairment of trademarks and similar intangibles (note 3(f))	383	149	65

	– amortisation and impairment of other intangibles	140	81	89

Property, plant and equipment	– depreciation and impairment	379	377	274

		902	607	428

Included within depreciation are gains and losses recognised on the sale of property, plant and equipment.

3 Profit from operations continued

(c) Other operating expenses include:

	2017 £m	2016 £m	2015 £m

Research and development expenses (excluding employee benefit costs and depreciation)	80	53	60

Exchange differences	(6)	(2)	10

Rent of plant and equipment (operating leases)

– minimum lease payments	41	20	20

Rent of property (operating leases)

– minimum lease payments	85	51	52

Fees payable for audit services pursuant to legislation:

– fees payable to KPMG LLP for Parent Company and Group audit	6.3	2.0	2.0

– fees payable to other KPMG LLP firms and associates for local statutory and Group reporting audits	11.3	7.2	6.7

Audit fees payable to KPMG LLP firms and associates	17.6	9.2	8.7

Audit fees payable to PricewaterhouseCoopers LLP firms and associates	–	–	0.6

Audit fees payable to other firms	0.2	–	–

Total audit fees payable	17.8	9.2	9.3

Fees payable to KPMG LLP firms and associates for other services:

– audit-related assurance services	8.0	0.2	0.2

– other assurance services	4.1	0.1	0.1

– tax advisory services	–	0.2	0.6

– tax compliance	0.2	0.3	0.4

– other non-audit services	–	1.4	2.0

	12.3	2.2	3.3

The total fees payable to KPMG firms and associates included above are £29.9 million (2016: £11.4 million; 2015: £12.0 million).

During 2017, the Group incurred additional expenditure with the Group’s auditor, as part of the acquisition of the remaining shares in RAI not previously owned. This was due to the SEC listing requirements to re-audit 2015 and 2016 under Public Company Accounting Oversight Board (“PCAOB”), to audit the purchase price allocation, to provide assurance services on the registration documents and to provide, amongst other things, assurance services with regards to the planned 2018 implementation of Sarbanes-Oxley. Accordingly, the following costs, related to the acquisition of RAI and treated as an adjusting item, were incurred within the respective categories: audit-related assurance service £7.7 million and within other assurance services £3.5 million.

Under SEC regulations, the remuneration of our auditors of £30.1 million in 2017 (2016: £11.4 million; 2015: £12.6 million) is required to be presented as follows: audit fees £29.2 million (2016: £9.2 million; 2015: £9.3 million), audit-related fees £0.5 million (2016: £0.2 million; 2015: £0.2 million), tax fees £0.2 million (2016: £0.5 million; 2015: £1.0 million) and all other fees £0.2 million (2016: £1.5 million; 2015: £2.1 million).

Total research and development costs including employee benefit costs and depreciation are £191 million (2016: £144 million; 2015: £148 million).

3 Profit from operations continued

(d) Master Settlement Agreement

In 1998, the major US cigarette manufacturers (Group subsidiaries including R. J. Reynolds Tobacco Company (RJRT),  Lorillard and Brown & Williamson, businesses which are part of RAI) entered into the Master Settlement Agreement (MSA) with attorney generals representing most US states and territories. The MSA imposes a perpetual stream of future payment obligations on the major US cigarette manufacturers.  The amounts of money that the participating manufacturers are required to annually contribute are based upon, amongst other things, the US volume of cigarettes sold and US market share (based on cigarette shipments in that year). Given these facts, the Group’s accounting for the MSA payments is to accrue for them in the cost of products sold as the products are shipped and no provision is made in respect of potential payments relating to future years. The event which gives rise to the obligation is the actual sales of products shipped and the MSA payments are therefore recognised as part of the costs of those business operations.

During 2012, RJRT, Santa Fe Natural Tobacco Company (SFNTC), various other tobacco manufacturers, 17 states, the District of Columbia and Puerto Rico reached an agreement related to the Non-Participating Manufacturer (NPM) adjustment under MSA. Under this agreement RJRT and SFNTC will receive credits, in respect of its NPM Adjustment claims for the period 2003 to 2014. These credits are applied against the company’s MSA payments subject to, and dependent upon, meeting the various ongoing performance obligations.

In 2013 and 2014, five additional states joined NPM, including two states that were found to not have diligently enforced their qualifying statutes in 2003. An additional two states joined the agreement in 2017 and, as a result, expenses for the MSA were reduced by US$17 million for the year ended 31 December 2017. As a result of meeting the performance requirements in the agreement, RJRT and SFNTC, collectively, recognised additional credits of US$130 million and US$295 million for the years ended 31 December 2017 and 31 December 2016, respectively. Credits recognised in both these years include the benefit of the additional credits received as a result of the acquisition of Lorillard, Inc. in 2015. RJRT expects to recognise additional credits through 2020.

In October 2015, RJRT, SFNTC and certain other tobacco manufacturers entered into a settlement agreement, referred to as the NY Settlement Agreement, with the State of New York to settle certain claims related to the NPM Adjustment. The NY Settlement Agreement resolves NPM Adjustment claims related to payment years from 2004 through 2014, providing RJRT and SFNTC, collectively, with credits, of approximately US$290 million, plus interest, subject to meeting various performance obligations. These credits will be applied against annual payments under the MSA over a four-year period, which commenced with the April 2016 MSA payment. RJRT and SFNTC, collectively, recognised credits of US$99 million and US$95 million as a reduction to cost of products sold for the years ended 31 December 2017 and 31 December 2016, respectively.

Credits in respect of future years’ payments and the NPM adjustment would be accounted for in the applicable year and will not be treated as adjusting items. Only credits in respect of prior year payments are included in adjusting items.

(e) Restructuring and integration costs

Restructuring costs reflect the costs incurred as a result of initiatives to improve the effectiveness and the efficiency of the Group as a globally integrated enterprise, including the relevant operating costs of implementing the new operating model. These costs represent additional expenses incurred, which are not related to the normal business and day-to-day activities.

The new operating model is underpinned by a global single instance of SAP with full deployment occurring during 2016 with benefits already realised within the business and future savings expected in the years to come. The initiatives also include a review of the Group’s trade marketing and manufacturing operations, supply chain, overheads and indirect costs, organisational structure and systems and software used.

The costs of the Group’s initiatives together with the costs of integrating acquired businesses into existing operations, including acquisition costs, are included in profit from operations under the following headings:

	2017 £m	2016 £m	2015 £m

Employee benefit costs	193	240	159

Depreciation, amortisation and impairment costs	85	64	26

Other operating expenses	330	325	228

Other operating income	(8)	(26)	(46)

	600	603	367

Restructuring and integration costs in 2017 include advisor fees and costs incurred related to the acquisition of the remaining shares in RAI not already owned by the Group, that completed on 25 July 2017.  Further information is provided in note 24. It also includes the implementation of a new operating model and the cost of redundancy packages in respect of permanent headcount reductions and permanent employee benefit reductions in the Group. The costs also cover integration costs incurred as a result of the RAI acquisition, factory closure and downsizing activities in Germany and Malaysia, certain exit costs and asset write-offs related to the withdrawal from the Philippines. Since the acquisition of RAI, adjusting items also includes cost related to the Engle progeny cases as well as tobacco-related and other litigation costs.

3 Profit from operations continued

Restructuring and integration costs in 2016 principally related to the restructuring initiatives directly related to implementation of a new operating model and the cost of initiatives in respect of permanent headcount reductions and permanent employee benefit reductions in the Group. The costs also covered factory closures and downsizing activities in Germany, Malaysia and Brazil, certain exit costs and asset write-offs related to the change in approach to the commercialisation of Voke, uncertainties surrounding regulatory changes and restructurings in Japan and Australia.

Restructuring and integration costs in 2015 principally related to the restructuring initiatives directly related to implementation of a new operating model and the cost of initiatives in respect of permanent headcount reductions and permanent employee benefit reductions in the Group. The costs also cover factory closure and downsizing activities in Australia, certain costs related to the acquisitions undertaken (including TDR in Croatia) and restructurings in Indonesia, Canada, Switzerland and Germany.

In 2017, other operating income includes gains from the sale of land and buildings in Brazil and in 2016 this included gains from the sale of land and buildings in Malaysia. In 2015, other operating income included gains from the sale of land and buildings in Australia.

(f) Amortisation and impairment of trademarks and similar intangibles

Business combinations in 2017 of RAI, Winnington AB and Must Have Limited, along with the acquisition of tobacco assets in Bulgartabac and Fabrika Duhana Sarajevo (see note 24), as well as business combinations of Ten Motives, CHIC, TDR, Bentoel and ST in previous years, have resulted in the capitalisation of trademarks and similar intangibles which are amortised over their expected useful lives, which do not exceed 20 years. The amortisation and impairment charge of £383 million (2016: £149 million; 2015: £65 million) is included in depreciation, amortisation and impairment costs in profit from operations.

(g) Fox River

As explained in note 28, a Group subsidiary has certain liabilities in respect of indemnities given on the purchase and disposal of former businesses in the United States and in 2011, the subsidiary provided £274 million in respect of claims in relation to environmental clean-up costs of the Fox River.

On 30 September 2014, a Group subsidiary, NCR, Appvion and Windward Prospects entered into a Funding Agreement with regard to the costs for the clean-up of Fox River.

In January 2017, NCR and Appvion entered into a consent decree with the US Government to resolve how the remaining clean-up will be funded and to resolve further outstanding claims between them.  The Consent Decree was approved by a U.S. District Judge in August 2017 but is currently subject to appeal in the U.S. Seventh Circuit Court of Appeals, see note 28 for further details.

In July 2016, the High Court ruled in a Group subsidiary’s favour that a dividend of €135 million paid by Windward to Sequana in May 2009 was a transaction made with the intention of putting assets beyond the reach of the Group subsidiary and of negatively impacting its interests. On 10 February 2017, further to a hearing in January 2017 to determine the relief due, the Court found in the Group subsidiary’s favour, ordering that Sequana must pay an amount up to the full value of the dividend plus interest which equates to around US$185 million, related to past and future clean-up costs. The Court granted all parties leave to appeal and Sequana a stay in respect of the above payments. The appeal hearing is expected to take place in June 2018. Due to the uncertain outcome of the case no asset has been recognised in relation to this ruling. In February 2017, Sequana entered into a process in France seeking court protection (the “Sauvegarde”), exiting the Sauvegarde in June 2017. No payments have been received.

The provision is £138 million at 31 December 2017 (2016: £163 million). Based on this Funding Agreement, £25 million has been paid in 2017, which includes legal costs of £7 million (2016: £17 million, including legal costs of £11 million; 2015: £17 million, including legal costs of £8 million). In addition, in 2016 the devaluation of sterling against the US dollar lead to a charge of £20 million.

(h) Other adjusting items

In 2017, the release of the fair value acquisition accounting adjustments to finished goods inventories of £465 million on the RAI acquisition has been adjusted within “Changes in inventories of finished goods and work in progress”. Also included in 2017 is the impairment of certain assets of £69 million related to a third-party distributor (Agrokor) in Croatia, that has been adjusted within ‘other operating expenses’.

In 2016, the Board of Audit and Inspection of Korea (“BAI”) concluded its tax assessment in relation to the 2014 year-end tobacco inventory, and imposed additional sales tax (excise and VAT) and penalties.  This resulted in the recognition of a £53 million charge by a Group subsidiary. Management deems the tax and penalties to be unfounded and has appealed to the tax tribunal against the assessment. Based on the legal opinion from a local law firm, management believes that this appeal will be successful, and that the findings of the BAI will be reversed. On grounds of materiality and the high likelihood of the tax and penalties being reversed in future, the Group has classified the tax and penalties charge as an adjusting item in 2016.

(i) Flintkote

In December 2014, a Group subsidiary entered into a settlement agreement in connection with various legal cases related to a former non-tobacco business in Canada. Under the terms of the settlement, the subsidiary will obtain protection from current and potential future Flintkote related asbestos liability claims in the US. The settlement was finalised in 2015 when approvals of certain courts in the US were obtained. This agreement has led to a charge of £nil million in 2017 (2016: £nil million; 2015: £3 million).

1	BAT Annual Report and Form 20-F 2017